UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  FORM 8-K/A

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) FEBRUARY 16, 2007

                           MONDEO INVESTMENTS, INC.
         (Name of Small Business Issuer as specified in its charter)

           Delaware                  0-52199
(State or other jurisdiction of  (Commission File       (IRS Employer
 incorporation or organization)       Number)       Indentification Number)

                                c/o William Tay
                                P.O. Box 42198
                       Philadelphia, Pennsylvania 19101

            (Address of principal executive offices and zip code)

  Company's telephone number, including area code:      (215) 359-2163

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

    [] Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

    [] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

    [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT

This Form 8-K/A dated February 23, 2007 is an amended report to a Form 8-K filed on February 20, 2007 by Mondeo Investments, Inc., a Delaware corporation (the "Company" or "Registrant").

On February 16, 2007, Mr. William Tay the sole shareholder of the Company entered into a Share Purchase Agreement (the "Agreement") with David Webb, or his assign Results Capital Group, which would have resulted in a restructuring of the Company's management, Board, and ownership, however Mr. Webb failed to meet his obligations as outlined in the Agreement, particularly Mr. Webb failed to make payment for the shares, and therefore no change of ownership has or will take place pursuant to the Agreement.

In accordance therewith, Mr. William Tay will remain as the sole director, officer and shareholder of the Company.

The Company directs that all shareholders disregard in its entirety, the disclosures made in the initial Form 8-K filed with the Securities and Exchange Commission on February 20, 2007.

The following table sets forth, as of the date of this report, certain information with respect to the Registrant's equity securities owned of record or beneficially by (i) each officer and director of the Registrant; (ii) each person who owns beneficially more than 5% of each class of the Registrant's outstanding equity securities; and (iii) all directors and executive officers as a group.

                                                 Amount and
                                                  Nature of
                 Name and Address of             Beneficial      Percent of
Title of Class   Beneficial Owner (1)             Ownership      Class (2)
--------------   -----------------------------   ----------      ----------
Common Stock     William Tay (3)                  1,390,000         100%
                 P.O. Box 42198
                 Philadelphia, PA 19101

Common Stock     All Officers and Directors as    1,390,000         100%
                 a Group (1 person)

--------------
(1) Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act and unless otherwise indicated, represents securities for which the beneficial owner has sole voting and investment power.

(2) Based upon 1,390,000 shares issued and outstanding as of the date of this report.

(3) Mr. William Tay is the Registrant's current sole officer and director.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

As disclosed above, Mr. William Tay will remain as the sole director, officer and shareholder of the Company.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                       MONDEO INVESTMENTS, INC.


                                       By: /s/ William Tay
                                       ------------------------------------
                                       Name:  William Tay
                                       Title: President, Chief executive
                                              Officer, and Director


Date: February 23, 2007